Exhibit 99.1

FIRST AMENDMENT TO

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS FIRST AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (this “First Amendment”) is made and entered into as of the 21st day of January, 2005, by STATION CASINOS, INC., a Nevada corporation, with its principal offices located at 2411 West Sahara Avenue, Las Vegas, Nevada 89102 (the “Company”).

WHEREAS, the Company adopted a Supplemental Executive Retirement Plan effective as of November 3, 1994 (the “Plan”); and

WHEREAS, the Company now desires to amend the Plan as provided herein.

NOW, THEREFORE, effective as of January 21, 2005, the Plan is amended as follows:

1.                                       Section 1 of the Plan is hereby amended in full to read as follows:

“Section 1.  Purpose.  The purpose of the Plan is for the Company to augment the retirement benefits of certain executive officers of the Company from time to time thereby providing incentive, in terms of economic security, which is comparable with that offered by other employers who are or may in the future be competing for the services of any such executive officers.”

2.                                       Subsection 2(f) of the Plan is hereby amended in full to read as follows:

“(f)                              “Early Retirement Date” means the date on which the Participant attains age 50.”

3.                                       Subsection 2(g) of the Plan is hereby amended in full to read as follows:

“(g)                           “Final Annual Compensation” means the sum of A + B, where “A” equals the Average Monthly Salary, multiplied by twelve, and “B” equals the average annual bonus earned by the Participant (regardless of when actually paid) for the three most recent consecutive fiscal years of the Company ending prior to the Participant’s retirement or other termination of employment (including, without limitation, death) occurs; provided, however, that “B” shall be limited to a maximum amount equal to 100% of “A.”

4.                                       Subsection 2(h) of the Plan is hereby amended in full to read as follows:

“(h)                           “Normal Retirement Date” means the date on which the Participant attains age 60.”

5.                                       Subsection 2(i) of the Plan is hereby amended in full to read as follows:

“(i)                               “Participant” means any executive officer of the Company that the Committee, in its sole discretion, selects to participate in the plan.”

6.                                       Section 3 of the Plan is hereby amended in full to read as follows:

“Section 3.  Eligibility.  Individuals eligible for the Plan shall consist of the key executive officers of the Company, as selected from time to time by the Committee in its sole discretion.”

7.                                       Section 6 of the Plan is hereby amended as follows:

The number “45” is deleted and the number “50” is inserted in lieu thereof.

8.                                       Section 8 of the Plan is hereby amended as follows:

The number “55” is deleted in the last sentence thereof and the number “60” is inserted in lieu thereof.

9.                                       Section 9 of the Plan is hereby amended as follows:

The number “55” is deleted and the number “60” is inserted in lieu thereof.

10.                                 Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Plan.

11.                                 Except as expressly amended by this First Amendment, all other terms and provisions of the Plan shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect.

12.                                 This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document, with the same effect as if all parties had signed on the same page.

IN WITNESS WHEREOF, the Company has executed this First Amendment effective as of the date first written above.

STATION CASINOS, INC.

	By:	/s/ Glenn C. Christenson
	Name:	Glenn C. Christenson
	Title:	Executive Vice President
Chief Financial Officer
Chief Administrative Officer

Acknowledged and Agreed

/s/ Frank J. Fertitta III
FRANK J. FERTITTA III